SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2003

webMethods, Inc.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-15681	54-1807654

(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3930 PENDER DRIVE, FAIRFAX, VIRGINIA	22030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 460-2500

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Exhibit

99.1	Press Release dated October 21, 2003

Item 12. Results of Operations and Financial Condition.

     On October 21, 2003, webMethods, Inc. issued a press release announcing financial results for its second fiscal quarter ended September 30, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

webMethods, Inc.
	By:	/S/ MARY DRIDI

Mary Dridi Chief Financial Officer
Dated: October 21, 2003

INDEX TO EXHIBITS

Exhibit Number	Exhibit

99.1	Press Release dated October 21, 2003